                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:   August 13, 2001
                                       -----------------
                       (Date of earliest event reported)


                              Cheap Tickets, Inc.
                              ---------------------
             (Exact name of Registrant as specified in its charter)


             Delaware                 000-25279              99-0338363
------------------------------      -----------           ------------------
(State or other jurisdiction        (Commission           (I.R.S. employer
     of incorporation)              file number)          identification no.)


                1440 Kapiolani Boulevard, Honolulu, Hawaii 96814
                ------------------------------------------------
     (Address of principal executive offices including Zip Code)


Registrant's telephone number, including area code     (808) 945-7439
                                                      ----------------
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Item 5.  Other Events
---------------------

     On August 13, 2001, the Registrant, Cendant Corporation, a Delaware Corporation ("Cendant") and Diamondhead Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Cendant, entered into an Agreement and Plan of Merger dated August 13, 2001 (the "Merger Agreement"), pursuant to which Cendant will commence a cash tender offer to purchase all of the Registrant's issued and outstanding shares of common stock, par value $.001 per share. The purchase price is $16.50 per share.

     Concurrently with the execution and delivery of the Merger Agreement, certain stockholders of the Registrant entered into a stockholder agreement (the "Stockholder Agreement"), whereby such stockholders agreed, among other things, to tender their shares to Cendant. The Stockholder Agreement terminates in the event the Merger Agreement is terminated. Holders of approximately 45% of the outstanding shares of common stock of the Registrant have signed the Stockholder Agreement. In addition, such stockholders entered into an agreement with the Company to indemnify the Company under certain limited circumstances (the "Indemnity Letter").

     A copy of the Merger Agreement, the Stockholder Agreement, the Indemnity Letter and a copy of the press release, dated August 13, 2001, relating to the above-described transactions, are attached as exhibits to this report and are incorporated herein by reference.

     The Registrant's security holders and any potential investors in the Registrant are advised to carefully read the tender offer statement on Schedule TO, the solicitation/recommendation statement on Schedule 14D-9 and any other documents the Registrant or Cendant files with the Securities and Exchange Commission in connection with the proposed tender offer or merger when they become available because they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when available) and other documents filed by the Registrant at the SEC's website at www.sec.gov.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

(c)  Exhibits.

Exhibit 99.1. Agreement and Plan of Merger, dated August 13, 2001, by and among Cendant Corporation, Diamondhead Acquisition Corporation and the Registrant.

Exhibit 99.2. Stockholder Agreement, dated August 13, 2001, by and among Cendant Corporation, Diamondhead Acquisition Corporation, the Registrant, Michael J. Hartley, Sandra T. Hartley, the Michael
                 J. Hartley Revocable Trust dated December 21, 1988, as amended, the Sandra Tatsue Hartley Revocable Trust dated December 21, 1988, as amended, and the Hartley Investments Limited Partnership.

Exhibit 99.3. Indemnity Letter dated August 12, 2001 by and among the Registrant and Michael J. Hartley, Sandra T. Hartley, the Michael J. Hartley Revocable Trust dated December 21, 1988, as amended, the Sandra Tatsue Hartley Revocable Trust dated December 21, 1988, as amended, and the Hartley Investments Limited Partnership.

Exhibit 99.4.    Press Release dated August 13, 2001.
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CHEAP TICKETS, INC.



                                     By:  /s/ Samuel D. Horgan
                                          -----------------------
                                     Samuel D. Horgan
                                     Vice President of Finance and
                                     Chief Financial Officer


Date:  August 14, 2001
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                                 EXHIBIT INDEX


Exhibit Number                                           Description
---------------------------  -------------------------------------------------------------------
Exhibit 99.1.                Agreement and Plan of Merger, dated August 13, 2001, by and among
                             Cendant Corporation, Diamondhead Acquisition Corporation and the
                             Registrant.

Exhibit 99.2.                Form of Stockholder Agreement, dated August 13, 2001, by and among Cendant Corporation, Diamondhead Acquisition Corporation,
                             the Registrant, Michael J. Hartley, Sandra T. Hartley, the
                             Michael J. Hartley Revocable Trust dated December 21, 1988, as amended, the Sandra Tatsue Hartley Revocable Trust dated
                             December 21, 1988, as amended, and the Hartley Investments
                             Limited Partnership.

Exhibit 99.3.                Indemnity Letter dated August 12, 2001 by and among the
                             Registrant and Michael J. Hartley, Sandra T. Hartley, the
                             Michael J. Hartley Revocable Trust dated December 21, 1988, as amended, the Sandra Tatsue Hartley Revocable Trust dated
                             December 21, 1988, as amended, and the Hartley Investments
                             Limited Partnership.

Exhibit 99.4.                Press Release dated August 13, 2001.